UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                              CYBERLUX CORPORATION
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-33415                               91-2048178
--------------------------        ---------------------------------------
 (Commission File Number)          (I.R.S. Employer Identification No.)

     4625 Creekstone Drive, Suite 100
     Research Triangle Park
     Durham, NC                                                        27703
----------------------------------------                            -----------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (919) 474-9700
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

      This Current Report on Form 8-K is filed by Cyberlux Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

Item 8.01

Registrant announces that a portion of the convertible notes held by AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC, all of Roslyn, New York, were converted pursuant to the terms of the financing. The $1.5 million financing completed on November 24, 2004 included the right to convert the promissory notes to common stock at a 50% discount to the 3 lowest intra-day trading prices over the preceding 20 days of trading. To date, the Registrant has issued 5,176,105 shares and reduced its outstanding debt to approximately $ 1,306,279.09.

For further information on the financing see the Form 8-K filed by Registrant on September 3, 2004.

The exhibit to this report is listed in the Exhibit Index set forth below.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYBERLUX CORPORATION

Date: February 28, 2005                By:  /s/ Donald F. Evans
                                            --------------------------------
                                            Name: Donald F. Evans
                                            Title:   Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------

99.1                       Press Release dated February 28, 2005.